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                                                                    EXHIBIT 10.6

                             NOTICE OF TERMINATION
                                                                   31 March 2000

The Consulting Contract entered into between Dromond Technologies Group, Inc. and PCsupport.com, Inc. is hereby terminated as of this date.

AGREED:


Per:  PCsupport.com



      /s/ David W. Rowat
      ----------------------------
             David W. Rowat



Per:  Dromond Technologies Group, Inc.


      /s/ Steve Macbeth
      ----------------------------
             Steve Macbeth